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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 17, 2004
            Synthetic Fixed-Income Securities, Inc., on behalf of:

               STRATS TRUST FOR BOEING SECURITIES, SERIES 2004-1
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       333-70808-1              52-2316339
                                         001-31818
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)          Identification No.)


Synthetic Fixed Income Securities, Inc.
301 South College
Charlotte, North Carolina                                                28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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The STRATS Trust for Boeing Securities, Series 2004-1, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS Certificates Series Supplement 2004-1 in respect of the Trust dated as of January 23, 2004.

Item 5. OTHER EVENTS

On February 17, 2004 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Boeing Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on The Boeing Company please see its periodic reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-00442. Periodic reports and other information required to be filed pursuant to the Exchange Act, by The Boeing Company may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     99.1 Trustee's Distribution Statement to the STRATS Certificates, Series 2004-1 for February 15, 2004 Scheduled Distribution Date.


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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 24, 2004


                                      Synthetic Fixed-Income Securities, Inc.


                                      By: /s/     Teresa Hee
                                          ----------------------------
                                      Name:       Teresa Hee
                                      Title:      Vice President


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                                 EXHIBIT INDEX


Exhibit Number     Description
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    99.1           Trustee's Distribution Statement to the STRATS Certificates,
                   Series 2004-1 for February 15, 2004 Scheduled Distribution
                   Date.


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                                 Exhibit 99.1

To the Holders of:
STRATS Trust for Boeing Securities, Series 2004-1
Structured Repackaged Asset-Backed Trust Securities
*CUSIP:    863110 201  6% Class A-1 Certificates
*CUSIP:    863110 AA0  Class A-2 Certificates

U.S. Bank Trust National Association, as Trustee for the STRATS Trust for Boeing Securities 2004-1, hereby gives notice with respect to the Scheduled Distribution Date of February 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A-1 Certificate and as a dollar amount per $1,000 Notional Amount of Class A-2 Certificates, is as set forth below:

                   Principal          Interest            Total Distribution
      Class A-1    $0.000000          $  0.091666         $  0.091666
      Class A-2    $0.000000          $  0.381944         $  0.381944

2. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Underlying Securities.

4. $30,000,000 aggregate principal amount of Boeing Company 6.625% Debentures due February 15, 2038 (the Underlying Securities) are held for the above trust.

5. At the close of business on the Distribution Date, 1,200,000 Class A-1 Certificates representing $30,000,000 aggregate Certificate Principal Balance and $30,000,000 Notional Amount of Class A-2 Certificates were outstanding.

6. The current rating of the Underlying Securities is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association,
as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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